First Quarter 2017 Earnings Presentation April 27, 2017

2 Forward-Looking Statement Forward-Looking Statement Any "forward-looking" statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, contained herein, including those relating to the Company’s business, financial condition or future results, involve risks and uncertainties with respect to, including, but not limited to: the Company's leverage; liabilities imposed by the Company's debt instruments; market demand; competitive factors; supply constraints; material and energy costs; intangible assets, including goodwill or other intangible asset impairment charges; technology factors; litigation; government and regulatory actions; the Company's accounting policies; future trends; general economic and currency conditions; the potential impact of Brexit; various conditions specific to the Company's business and industry; the Company’s ability to identify attractive acquisition candidates, successfully integrate acquired operations or realize the intended benefits of such acquisitions; potential costs and savings related to facility consolidation activities; future prospects of the Company; and other risks that are detailed in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2016. These risks and uncertainties may cause actual results to differ materially from those indicated by the forward-looking statements. All forward-looking statements made herein are based on information currently available, and the Company assumes no obligation to update any forward-looking statements. Non-GAAP Financial Measures In this presentation, certain non-GAAP financial measures may be used. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure may be found in the Appendix at the end of this presentation or in the earnings releases available on the Company’s website. Additional information is available at www.trimascorp.com under the “Investors” section. Please see the Appendix for details regarding certain costs, expenses and other amounts or charges, collectively described as “Special Items,” that are included in the determination of net income, earnings per share and/or cash flows from operating activities under GAAP, but that management believes should be separately considered when evaluating the quality of the Company’s core operating results, given they may not reflect the ongoing activities of the business. Management believes that presenting these non-GAAP financial measures, on an after Special Items basis, provides useful information to investors by helping them identify underlying trends in the Company’s businesses and facilitating comparisons of performance with prior and future periods. These non-GAAP financial measures should be considered in addition to, and not as a replacement for or superior to, the comparable GAAP financial measures.

3 1. Quarter Highlights and Performance 2. Segment Summary 3. Outlook 4. Questions and Answers 5. Appendix Presenters Include: • Thomas Amato, President and Chief Executive Officer • Robert Zalupski, Chief Financial Officer • Sherry Lauderback, Vice President, Investor Relations Agenda

Quarter Highlights and Performance

5 • First quarter results are showing positive signs from actions taken » Operating under a redefined TriMas Business Model • Accelerated business realignment efforts to drive improved performance » Leveraged existing locations and exited facilities in Wolverhampton, UK (Energy); Reynosa, Mexico (Energy); and Greater Noida, India (Packaging) » Approaching optimized manufacturing footprint for anticipated demand levels • Focused on achieving or exceeding 2017 Plan First Quarter Highlights 2017 is off to a solid start…more work to do. Commitment to Environmental, Health & Safety Annual Goal Setting & Measurement Flawless Launches Continuous Improvement Talent Development TriMas Business Model (TBM)

6 First Quarter Performance Note: Please see the Appendix for a detailed reconciliation to GAAP results. (Unaudited, dollars in millions, except per share amounts) Improved performance as a result of accelerated realignment efforts. Q1 2017 Q1 2016 Variance Net Sales $199.8 $202.9 (1.5%) Operating Profit $15.7 $16.5 (4.3%) Excluding Special Items, Operating Profit would have been: $23.9 $21.8 9.2% Excluding Special Items, Operating Profit margin would have been: 11.9% 10.8% 110 bps Net Income $7.0 $8.3 (15.8%) Excluding Special Items, Net Income would have been: $14.0 $12.4 12.9% Diluted Earnings Per Share $0.15 $0.18 (16.7%) Excluding Special Items, Diluted Earnings Per Share would have been: $0.30 $0.27 11.1% • Q1 2017 net sales were lower than Q1 2016 by 1.5% as a result of currency and de-emphasizing certain regions in the Energy segment ̶ On a constant currency basis, the Aerospace and Packaging segments increased 12% and 3%, respectively, driven by improved production throughput and product ramp-ups • Accelerated realignment and continuous improvement initiatives lifted Q1 2017 operating profit, excluding Special Items, by 9.2% compared to the prior year • Increased Q1 2017 EPS, excluding Special Items, by 11.1% to $0.30, compared to Q1 2016

7 First Quarter Performance (1) Free Cash Flow is defined as Net Cash Provided by/Used for Operating Activities, excluding the cash impact of Special Items, less Capital Expenditures. (Unaudited, dollars in millions) Note: Please see the Appendix for a detailed reconciliation to GAAP results. Increased focus on cash flow as a key component of the new TriMas Business Model. • Reduced Net Debt by $68.2 million to $344.2 million compared to March 31, 2016 • Improved Free Cash Flow(1) by $23.6 million to $17.7 million compared to Q1 2016, through enhanced focus on performance and net working capital management • Ended the quarter with cash and available liquidity of approximately $169 million, and a leverage ratio of 2.5x Q1 2017 Q1 2016 Variance Q4 2016 Variance Free Cash Flow(1) $17.7 ($5.9) $23.6 $33.2 ($15.5) Capital Expenditures $10.7 $6.0 $4.8 $8.9 $1.8 Inventories $159.0 $167.3 ($8.3) $160.5 ($1.5) Total Debt $366.9 $437.9 ($71.0) $374.7 ($7.8) Cash $22.6 $25.4 ($2.8) $20.7 $1.9 Net Debt $344.2 $412.4 ($68.2) $353.9 ($9.7)

Segment Summary

9 Packaging Segment • Sales increased 3% on a constant currency basis • Growth in the Industrial, Health Beauty & Home Care, and Food & Beverage end markets • Operating profit increased slightly, while margins remained solid Quarterly Comments (Unaudited, dollars in millions) Note: Please see the Appendix for a detailed reconciliation to GAAP results. Positioning business for product innovation to drive future growth. • Consolidated Greater Noida location into Baddi, India facility to streamline infrastructure • Completed new facility with expanded capacity in San Miguel, Mexico • Leveraging innovation resources and support teams in India, the United Kingdom and the United States to drive new product growth Actions Markets, Products & Brands Financial Summary Q1 2017 Q1 2016 Variance Sales $81.0 $80.1 1.1% Operating Profit, excluding Special Items $18.5 $18.3 1.1% Operating Margi , excluding Special Items 22.9% 22.9% 0 bps

10 Aerospace Segment Quarterly Comments (Unaudited, dollars in millions) Note: Please see the Appendix for a detailed reconciliation to GAAP results. Focusing on manufacturing and delivery performance. Actions Markets, Products & Brands • Continuing focus on increasing manufacturing output and improved production efficiencies • Seeking to drive additional synergies across fastener businesses and further integrate platform • Continuing efforts to better align product mix and focus production capacity to improve financial performance • Increased sales due to improved production output and solid customer demand • Operating profit and related margin increased due to higher sales levels and accelerated operational performance actions • Continued progress on recovery plan – more work to do Financial Summary Q1 2017 Q1 2016 Variance Sales $45.4 $40.5 12.1% Operating Profit, excluding Special Items $5.0 $3.5 41.6% Operating Margin, xcluding Special Items 11.0% 8.7% 230 bps

11 Energy Segment Quarterly Comments (Unaudited, dollars in millions) Note: Please see the Appendix for a detailed reconciliation to GAAP results. Accelerating performance improvement plans. Actions Markets, Products & Brands • Sales decreased due to de-emphasizing underperforming regions and reduced demand in oil and gas end markets (exited Wolverhampton, UK facility) • Ceased production in Reynosa, Mexico facility in favor of leveraging existing Houston infrastructure • Business realignment actions offsetting the profit impact of the lower sales levels • On-going assessment of the global manufacturing and branch footprint to ensure optimal infrastructure for anticipated demand levels • Driving continued manufacturing and operational improvements across all locations • Expanding sales and development efforts of specialty products and new applications Financial Summary Q1 2017 Q1 2016 Variance Sales $40.9 $44.8 -8.5% Operating Profit, excluding Special Items $2.5 $1.1 133.0% Operating Margin, excluding Special Items 6.2% 2.4% 380 bps

Engineered Components Segment

TriMas

(Unaudited, dollars in millions)

Financial Summary	Q1 2017	Q1 2016	Variance
Sales	$32.5	$37.5	-13.3%
Operating Profit, excluding Special Items	$5.0	$5.7	-13.1%
Operating Margin, excluding Special Items	*15.3%*	*15.3%*	*0 bps*

Note: Please see the Appendix for a detailed reconciliation to GAAP results.

Quarterly Comments

- Sales declined due to continued soft industrial end markets, customer consolidations, and reduced oil and natural gas well completions
- Flexed cost structure to hold operating profit margin
- Experiencing higher quote activity related to Arrow well jack engines and compressors

Markets, Products & Brands







NORRIS CYLINDER

ARROW ENGINE COMPANY

Actions

- Continuing to manage through customer consolidations which impact steel cylinder demand and activity
- Seeking to enter new steel cylinder product-use markets such as hydrogen fuel cell applications
- Focusing on turning quote activity into additional sales of Arrow products

Tight cost management mitigating impact of lower end market volume.

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13 Segment Performance Summary (Unaudited, dollars in millions) Segment Operating Profit Margin (excluding Special Items) Note: Please see the detailed reconciliation to GAAP results in the Appendix. Net Sales Improvements driven by accelerated realignment actions. $203 $200 Q1 2016 Q1 2017 $29 $31 Q1 2016 Q1 2017 14.1% 15.5% -1.5% +8.3%

Outlook

15 FY 2017 Outlook (1) Free Cash Flow is defined as Net Cash Provided by/Used for Operating Activities, excluding the cash impact of Special Items, less Capital Expenditures. Reaffirming previously provided full year 2017 outlook. Note: All of the figures on this slide exclude any current and future Special Items. Full Year Outlook (as of 4/27/17) Sales Growth 2% – 4% Earnings Per Share, diluted $1.35 – $1.45 Free Cash Flow(1) > 100% of net income

Closing Comments

TriMas



Commitment to Environmental, Health & Safety
Annual Goal Setting & Measurement
Flawless Launches
Continuous Improvement
Talent Development
TriMas Business Model (TBM)
Performance
Drive Toward Exceptional Cash Generation and ROI
Cash Priorities
1. Re-invest in our businesses
2. Reduce net debt with a long-term target leverage ratio of <2.0x
3. Evaluate bolt-on acquisitions to augment TriMas' highest value proposition segments
4. Consider share repurchases and/or dividends

Improve cash generation through performance to drive higher returns.

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Questions and Answers

Appendix

Condensed Consolidated Balance Sheet

TriMas

(Dollars in thousands)

	March 31, 2017 (unaudited)	December 31, 2016
Assets		
Current assets:		
Cash and cash equivalents	$ 22,640	$ 20,710
Receivables, net	119,240	111,570
Inventories	159,010	160,460
Prepaid expenses and other current assets	7,980	16,060
Total current assets	308,870	308,800
Property and equipment, net	184,000	179,160
Goodwill	316,110	315,080
Other intangibles, net	209,100	213,920
Other assets	34,810	34,690
Total assets	$ 1,052,890	$ 1,051,650
Liabilities and Shareholders' Equity		
Current liabilities:		
Current maturities, long-term debt	$ 13,770	$ 13,810
Accounts payable	76,850	72,270
Accrued liabilities	40,880	47,190
Total current liabilities	131,500	133,270
Long-term debt, net	353,110	360,840
Deferred income taxes	8,070	5,910
Other long-term liabilities	50,130	51,910
Total liabilities	542,810	551,930
Total shareholders' equity	510,080	499,720
Total liabilities and shareholders' equity	$ 1,052,890	$ 1,051,650

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Consolidated Income Statement

TriMas

(Unaudited, dollars in thousands, except for per share amounts)

	Three months ended March 31, 2017	Three months ended March 31, 2016
Net sales	$ 199,830	$ 202,880
Cost of sales	(148,070)	(146,960)
Gross profit	51,760	55,920
Selling, general and administrative expenses	(36,020)	(39,470)
Operating profit	15,740	16,450
Other expense, net:		
Interest expense	(3,550)	(3,440)
Other expense, net	(610)	(60)
Other expense, net	(4,160)	(3,500)
Income before income taxes	11,580	12,950
Income tax expense	(4,590)	(4,650)
Net income	6,990	8,300
Earnings per share - basic:		
Net income per share	$ 0.15	$ 0.18
Weighted average common shares - basic	45,570,495	45,278,990
Earnings per share - diluted:		
Net income per share	$ 0.15	$ 0.18
Weighted average common shares - diluted	45,908,958	45,654,816

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Consolidated Statement of Cash Flow

TriMas

(Unaudited, dollars in thousands)

	Three months ended March 31, 2017	Three months ended March 31, 2016
Cash Flows from Operating Activities:		
Net income	$ 6,990	$ 8,300
Adjustments to reconcile net income to net cash provided by (used for) operating activities:		
Loss on dispositions of assets	4,170	590
Depreciation	5,800	5,940
Amortization of intangible assets	4,990	5,100
Amortization of debt issue costs	350	340
Deferred income taxes	1,870	(20)
Non-cash compensation expense	1,470	1,970
Tax effect from stock based compensation	-	620
Increase in receivables	(7,590)	(11,210)
(Increase) decrease in inventories	(420)	330
Decrease in prepaid expenses and other assets	8,070	7,700
Decrease in accounts payable and accrued liabilities	(3,160)	(23,660)
Other operating activities	(570)	660
Net cash provided by (used for) operating activities	21,970	(3,340)
Cash Flows from Investing Activities:		
Capital expenditures	(10,740)	(5,980)
Net proceeds from dispositions of property and equipment	30	120
Net cash used for investing activities	(10,710)	(5,860)
Cash Flows from Financing Activities:		
Repayments of borrowings on term loan facilities	(3,470)	(3,470)
Proceeds from borrowings on revolving credit and accounts receivable facilities	186,640	117,130
Repayments of borrowings on revolving credit and accounts receivable facilities	(191,760)	(97,220)
Shares surrendered upon options and restricted stock vesting to cover taxes	(450)	(650)
Other financing activities	(290)	(620)
Net cash provided by (used for) financing activities	(9,330)	15,170
Cash and Cash Equivalents:		
Net increase for the period	1,930	5,970
At beginning of period	20,710	19,450
At end of period	$ 22,640	$ 25,420
Supplemental disclosure of cash flow information:		
Cash paid for interest	$ 3,050	$ 2,980
Cash paid for taxes	$ 1,230	$ 1,780

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Company & Segment Financial Information

TriMas

(Unaudited, dollars in thousands)

	Three months ended March 31, 2017		Three months ended March 31, 2016	
Packaging				
Net sales	$	80,960	$	80,110
Operating profit	$	16,850	$	17,840
Special Items to consider in evaluating operating profit:				
Business restructuring and severance costs	$	1,670	$	470
Excluding Special Items, operating profit would have been	$	18,520	$	18,310
Aerospace				
Net sales	$	45,420	$	40,500
Operating profit	$	5,000	$	3,460
Special Items to consider in evaluating operating profit:				
Business restructuring and severance costs	$	-	$	70
Excluding Special Items, operating profit would have been	$	5,000	$	3,530
Energy				
Net sales	$	40,930	$	44,750
Operating loss	$	(3,900)	$	(3,610)
Special Items to consider in evaluating operating profit:				
Business restructuring and severance costs	$	6,440	$	4,700
Excluding Special Items, operating profit would have been	$	2,540	$	1,090
Engineered Components				
Net sales	$	32,520	$	37,520
Operating profit	$	4,980	$	5,580
Special Items to consider in evaluating operating profit:				
Business restructuring and severance costs	$	-	$	150
Excluding Special Items, operating profit would have been	$	4,980	$	5,730
Corporate expenses				
Operating loss	$	(7,190)	$	(6,820)
Total Company				
Net sales	$	199,830	$	202,880
Operating profit	$	15,740	$	16,450
Total Special Items to consider in evaluating operating profit	$	8,110	$	5,390
Excluding Special Items, operating profit would have been	$	23,850	$	21,840

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Additional Information Regarding Special Items

(Unaudited, dollars in thousands, except for per share amounts)

	Three months ended March 31, 2017	Three months ended March 31, 2016
Net income, as reported	$ 6,990	$ 8,300
After-tax impact of Special Items to consider in evaluating quality of net income:		
Business restructuring and severance costs	7,000	4,090
Excluding Special Items, net income would have been	$ 13,990	$ 12,390

	Three months ended March 31, 2017	Three months ended March 31, 2016
Diluted earnings per share, as reported	$ 0.15	$ 0.18
After-tax impact of Special Items to consider in evaluating quality of EPS:		
Business restructuring and severance costs	0.15	0.09
Excluding Special Items, EPS would have been	$ 0.30	$ 0.27
Weighted-average shares outstanding	45,908,958	45,654,816

	Three months ended March 31, 2017	Three months ended March 31, 2016
Operating profit (excluding Special Items)	$ 23,850	$ 21,840
Corporate expenses (excluding Special Items)	7,190	6,820
Segment operating profit (excluding Special Items)	$ 31,040	$ 28,660
Segment operating profit margin (excluding Special Items)	15.5%	14.1%

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Additional Information Regarding Special Items

TriMas

(Unaudited, dollars in thousands)

	Three months ended March 31,					
	2017			2016		
	As reported	Special Items	Excluding Special Items	As reported	Special Items	Excluding Special Items
Net cash provided by (used for) operating activities	$ 21,970	$ 6,490	$ 28,460	$ (3,340)	$ 3,440	$ 100
Less: Capital expenditures	(10,740)	-	(10,740)	(5,980)	-	(5,980)
Free Cash Flow	11,230	6,490	17,720	(9,320)	3,440	(5,880)
Net income	6,990	7,000	13,990	8,300	4,090	12,390
Free Cash Flow as a percentage of net income	161%		127%	-112%		-47%

	March 31, 2017	December 31, 2016	March 31, 2016
Current maturities, long-term debt	$ 13,770	$ 13,810	$ 13,840
Long-term debt, net	353,110	360,840	424,010
Long-term Debt	366,880	374,650	437,850
Less: Cash and cash equivalents	22,640	20,710	25,420
Net Debt	$ 344,240	$ 353,940	$ 412,430

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LTM Bank EBITDA and Ratios

TriMas

(Unaudited, dollars in thousands)

	March 31, 2017	December 31, 2016
Net loss for the twelve months ended	$ (41,110)	$ (39,800)
Interest expense	13,830	13,720
Depreciation and amortization	44,610	44,860
Extraordinary non-cash charges	98,900	98,900
Non-cash compensation expense	6,440	6,940
Other non-cash expenses or losses	12,070	8,180
Non-recurring expenses or costs	13,700	11,400
Acquisition integration costs	690	1,460
Bank EBITDA - LTM Ended [(1)]	$ 149,130	$ 145,660

[(1)] As defined in the Credit Agreement dated June 30, 2015.

Key Ratios:	March 31, 2017	December 31, 2016
Bank LTM EBITDA	$ 149,130	$ 145,660
Interest Coverage Ratio	12.03 x	11.94 x
Leverage Ratio	2.52 x	2.63 x

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